UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 26, 2005

LAM RESEARCH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-12933	94-2634797
(Commission File Number)	(IRS Employer Identification Number)

4650 Cushing Parkway
Fremont, California 94538
(Address of principal executive offices including zip code)

(510) 572-0200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b) Departure of a Principal Officer.

On June 26, 2005, the Board of Directors of Lam Research Corporation (the Company) approved the transition, effective June 27, 2005, of the Company’s current chairman and chief executive officer, James W. Bagley, from the role of chief executive officer. Mr. Bagley will remain an executive officer of the Company in the position of Executive Chairman of the Board of Directors, pursuant to which he shall continue his duties as chairman of the Board of Directors and certain of his executive responsibilities. The Company had previously announced this transition in a press release issued on November 3, 2004.

(c) Appointment of a Principal Officer.

On June 26, 2005, the Board of Directors appointed the Company’s current president and chief operating officer, Stephen G. Newberry, as chief executive officer and president of the Company, effective June 27, 2005. The position of chief operating officer will not be filled. The Company had previously announced this transition in the November 3, 2004 press release.

Stephen G. Newberry, 51, joined the Company in August 1997 as Executive Vice President and Chief Operating Officer. Information regarding Mr. Newberry that is required by Items 401(b), (d), (e) and Item 404(a) of Regulation S‑K is incorporated herein by reference to the section entitled “Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers” included in the Company’s Form 8‑K filed with the Securities and Exchange Commission on November 9, 2004.

(d) Election of a Director.

On June 26, 2005, in connection with Mr. Newberry’s appointment as the Company’s chief executive officer and president, the Board of Directors appointed Mr. Newberry to fill a newly-created directorship on the Board, effective as of June 27, 2005. Mr. Newberry was not named to serve on any Board committees.

Item 5.03. Amendments to Bylaws

On June 26, 2005, the Board of Directors unanimously voted to amend the Company’s bylaws to, among other things, remove a provision identifying the chairman of the board as the chief executive officer of the Company and clarify officer appointment and removal authority.

A copy of the bylaws, as amended, are attached as an exhibit to this Form 8-K.

Item 9.01. Financial Statements and Exhibits

3.2	Amended and Restated Bylaws of the Company, dated as of June 27, 2005
99.1	Press Release dated June 27, 2005 announcing the Company’s management transition

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 29, 2005

LAM RESEARCH CORPORATION
By:	/s/ Mark S. Frey
Mark S. Frey
Vice President, Finance, and Corporate Controller

EXHIBIT INDEX

3.2	Amended and Restated Bylaws of the Company, dated as of June 27, 2005
99.1	Press Release dated June 27, 2005 announcing the Company’s management transition